UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{X} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On June 1, 2006 General Motors Corporation (GM) issued a news release announcing May 2006 sales. The release is as follows:

GM Delivers 345,157 Vehicles In May
   o  Combined Sales of New Full-Size Utilities Up 41 Percent vs. April
   o Solid Chevy HHR and Pontiac Torrent Sales Drive Small Utility Increase of 34 Percent
   o  Sales Impacted By Reductions In Incentive Programs and Daily Rental Sales

DETROIT - General Motors dealers in the United States sold 345,157 new cars and trucks in May, down 16 percent compared to year-ago levels, reflecting continued strategic reductions in incentives and daily rentals, which were down 28 percent.

Total car sales were down 19 percent, and truck sales were down 13 percent. While high gas prices continue to have some impact, consumers have responded favorably to GM's new products, particularly the all-new 2007 Chevy Tahoe (11,689 sales), Avalanche (1,692) and Suburban (5,128), GMC Yukon/Yukon XL (7,965) and Cadillac Escalade (2,945) and Escalade ESV (1,097), resulting in a combined 41 percent sales increase compared to April.

"The overall industry in May was dampened by rising fuel prices and interest rates. GM is actively addressing consumers' concerns with its segment-leading fuel economy and a pilot program like the `Fuel Price Protection Program,' which helps consumers battle the uncertainty of gas price fluctuations," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing.

A very encouraging trend was the continued success of GM's new vehicles. LaNeve explained, "Our launch vehicles continue to post strong sales results, as evidenced by the sales gains of our all-new full-size utilities and strong retail sales of important new products including the Chevrolet Impala, HHR and Cobalt, Buick Lucerne, Pontiac G6 and Torrent." LaNeve added, "Our May sales volume was not where we need it to be. It clearly was impacted by our reduced reliance on daily rental sales and broad-based incentive programs to drive the business."

"Our customers have told us that success in the marketplace depends on a combination of great new products, strong brands and segment-leading fuel economy, and that is exactly the turnaround strategy we are executing," LaNeve said.

GM's luxury utilities posted strong sales in May, up 34 percent compared to year-ago levels. H3 sales led HUMMER to its thirteenth consecutive month of year-over-year sales increases. Total HUMMER sales were up 53 percent. Cadillac Escalade sales rose 50 percent in May, paced by continuing brisk demand for the all-new 2007 model. Cadillac Escalade ESV sales started strong with 1,097 sold.

The newest additions to GM's small utility lineup, Chevrolet HHR and Pontiac Torrent, helped push total small utility sales up 34 percent.

GM sports cars also posted solid May sales results, with a 44 percent improvement compared to year-ago levels. Corvette led the lineup with a 3.5 percent increase with 3,317 deliveries. Pontiac Solstice and Saturn Sky are selling briskly, with Solstice remaining on dealers' lots an average of 13 days and Sky remaining on lots 2 days.

Total sales of all GM launch vehicles were up 12.5 percent compared to April and accounted for 24 percent of GM's total deliveries for the month. The success of GM's launch vehicles is another critical component of GM's North America restructuring plan.

GM will continue to introduce an array of new vehicles throughout 2006, including the all-new Chevrolet Silverado and GMC Sierra full-size pickups, the fuel-efficient Saturn Vue Green Line Hybrid to be introduced this fall, and GMC Acadia and Saturn Outlook crossovers coming late this year.

Certified Used Vehicles

May sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 44,522 units, up 12 percent from last May. Total year-to-date certified GM sales are 220,097 units, up 2 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 38,471 sales, up 15 percent from last May. Year-to-date sales for GM Certified Used Vehicles are 191,523 units, up 4 percent from the same period in 2005.

Cadillac Certified Pre-Owned Vehicles posted 3,316 sales in May, up nearly 6 percent from last May. Used Cars from Saturn sold 1,845 units, down 17 percent. Saab Certified Pre-Owned Vehicles sold 801 units, down nearly 13 percent. In its fifth month of operation, HUMMER Certified Pre-Owned sold 89 units.

"May proved to be another terrific month for GM Certified Used Vehicles sales, increasing 15 percent over May 2005, marking the third consecutive month of double-digit sales increases," LaNeve said. "With sales of 38,471 units in May, GM Certified Used Vehicles, the industry's top-selling certified brand, continues to lead the certified segment and is on track to set another all-time sales record for the category."

GM North America Reports May Production, 2006 Second-Quarter Production Forecast Revised, and 2006 Third-Quarter Production Forecast Set

In May, GM North America produced 425,000 vehicles (154,000 cars and 271,000 trucks). This is up 17,000 units or 4 percent compared to May 2005 when the region produced 408,000 vehicles (150,000 cars and 258,000 trucks). Production totals include joint venture production of 23,000 vehicles in May 2006 and 21,000 vehicles in May 2005.

The region's 2006 second-quarter production forecast is revised at 1.225 million vehicles (455,000 cars and 770,000 trucks), up 25,000 units from last month's guidance. In the second quarter of 2005 the region produced 1.247 million vehicles (458,000 cars and 789,000 trucks). Additionally, the region's initial 2006 third-quarter production forecast is set at 1.05 million vehicles (400,000 cars and 650,000 trucks), down 8.4 percent from third quarter 2005 actuals.

GM also announced 2006 unchanged second-quarter and initial third-quarter production forecasts for its international regions.

GM Europe - The region's 2006 second-quarter production forecast remains unchanged at 502,000 vehicles. In the second quarter of 2005 the region built 501,000 vehicles. The region's initial 2006 third-quarter production forecast is set at 372,000 vehicles. In the third quarter of 2005 the region built 412,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2006 second-quarter production forecast remains unchanged at 504,000 vehicles. In the second quarter of 2005 the region built 398,000 vehicles. The region's initial 2006 third-quarter production forecast is set at 516,000 vehicles. In the third quarter of 2005 the region built 409,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 second-quarter production estimate remains at 215,000 vehicles. In the second quarter of 2005 the region built 195,000 vehicles. The region's initial 2006 third-quarter production forecast is set at 217,000 vehicles. In the third quarter of 2005 the region built 207,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries.

In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  May                   January - May
-------------------------------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   24         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total         345,157   393,197   -15.7   1,653,484  1,794,278   -7.8
-------------------------------------------------------------------------------
Car Total             129,905   154,726   -19.4     645,465    743,620  -13.2
-------------------------------------------------------------------------------
Truck Total           215,252   238,471   -13.3   1,008,019  1,050,658   -4.1
-------------------------------------------------------------------------------
Light Truck Total     208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------
Light Vehicle Total   338,411   386,688   -16.0   1,628,524  1,769,792   -8.0
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 May                    January - May
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                  19,533    25,078   -25.2     101,378    111,408   -9.0
Cadillac               18,510    21,832   -18.6      87,355     92,156   -5.2
Chevrolet             209,108   235,746   -14.8     989,048  1,081,701   -8.6
GMC                    42,809    50,733   -19.0     186,144    219,331  -15.1
HUMMER                  4,737     2,964    53.4      27,134     10,614  155.6
Oldsmobile                  0       306   ***.*          96      1,287  -92.5
Other - Isuzu           1,355     1,229     5.8       5,440      5,611   -3.0
Pontiac                30,728    34,218   -13.8     162,822    176,980   -8.0
Saab                    3,030     3,836   -24.2      14,396     14,354    0.3
Saturn                 15,347    17,255   -14.6      79,671     80,836   -1.4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   120,829   143,474   -19.2     608,021    697,661  -12.8
-------------------------------------------------------------------------------
Light Truck           208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------

Twenty-five selling days for the May period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 May                    January - May
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        24
-------------------------------------------------------------------------------
Century                     3       686   -99.6          65      4,751  -98.6
LaCrosse                4,990     6,527   -26.6      27,110     34,420  -21.2
LeSabre                   188     7,753   -97.7       1,787     31,158  -94.3
Lucerne                 7,311         0   ***.*      36,433          0  ***.*
Park Avenue                 3       207   -98.6          30      1,693  -98.2
Regal                       0        73   ***.*          30        482  -93.8
     Buick Total       12,495    15,246   -21.3      65,455     72,504   -9.7
-------------------------------------------------------------------------------
CTS                     4,869     6,184   -24.4      22,782     25,768  -11.6
DeVille                    44     5,804   -99.3         553     20,762  -97.3
DTS                     3,786         0   ***.*      22,672          0  ***.*
Seville                     0        42   ***.*           9        122  -92.6
STS                     2,171     3,346   -37.7       9,884     13,758  -28.2
XLR                       320       420   -26.9       1,506      1,889  -20.3
     Cadillac Total    11,190    15,796   -32.0      57,406     62,299   -7.9
-------------------------------------------------------------------------------
Aveo                    5,784     6,370   -12.8      21,100     26,187  -19.4
Cavalier                   40       950   -96.0         253     16,845  -98.5
Classic                    -1     2,228   ***.*           0     42,343  ***.*
Cobalt                 21,247    23,649   -13.8      93,023     75,537   23.1
Corvette                3,317     3,078     3.5      16,125     14,217   13.4
Impala                 23,702    19,411    17.2     114,014    107,181    6.4
Malibu                 12,881    20,514   -39.7      74,384     83,118  -10.5
Monte Carlo             2,112     2,515   -19.4      14,344     15,411   -6.9
SSR                       350       707   -52.5       2,199      4,221  -47.9
     Chevrolet Total   69,432    79,422   -16.1     335,442    385,060  -12.9
-------------------------------------------------------------------------------
Alero                       0       203   ***.*          67        921  -92.7
Aurora                      0        10   ***.*           0         18  ***.*
     Oldsmobile Total       0       213   ***.*          67        939  -92.9
-------------------------------------------------------------------------------
Bonneville                 87     1,356   -93.8         798      6,284  -87.3
G6                     11,534     9,065    22.1      57,688     41,567   38.8
Grand Am                   90     2,179   -96.0         577     29,231  -98.0
Grand Prix              6,878     9,647   -31.6      43,243     38,980   10.9
GTO                       817     1,093   -28.2       4,316      5,465  -21.0
Solstice                1,804         0   ***.*       9,700          0  ***.*
Sunfire                    83     3,020   -97.4         649     17,912  -96.4
Vibe                    4,197     5,463   -26.2      17,353     25,998  -33.3
     Pontiac Total     25,490    31,823   -23.1     134,324    165,437  -18.8
-------------------------------------------------------------------------------
9-2X                      104     1,042   -90.4         386      2,226  -82.7
9-3                     1,986     2,245   -15.1       9,895      9,765    1.3
9-5                       385       502   -26.4       1,747      2,316  -24.6
     Saab Total         2,475     3,789   -37.3      12,028     14,307  -15.9
-------------------------------------------------------------------------------
ION                     7,782     7,751    -3.6      38,936     38,877    0.2
Saturn L Series             0       686   ***.*          20      4,197  -99.5
Saturn Sky              1,041         0   ***.*       1,787          0  ***.*
     Saturn Total       8,823     8,437     0.4      40,743     43,074   -5.4
-------------------------------------------------------------------------------
        GM Total      129,905   154,726   -19.4     645,465    743,620  -13.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    120,829   143,474   -19.2     608,021    697,661  -12.8
-------------------------------------------------------------------------------
GM Import               9,076    11,252   -22.6      37,444     45,959  -18.5
-------------------------------------------------------------------------------
        GM Total      129,905   154,726   -19.4     645,465    743,620  -13.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 May                    January - May
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            12,495    15,246   -21.3      65,455     72,504   -9.7
Cadillac Total         11,190    15,796   -32.0      57,406     62,299   -7.9
Chevrolet Total        63,648    73,052   -16.4     314,342    358,873  -12.4
Oldsmobile Total            0       213   ***.*          67        939  -92.9
Pontiac Total          24,673    30,730   -22.9     130,008    159,972  -18.7
Saturn Total            8,823     8,437     0.4      40,743     43,074   -5.4
     GM North America
       Total          120,829   143,474   -19.2     608,021    697,661  -12.8
-------------------------------------------------------------------------------
Chevrolet Total         5,784     6,370   -12.8      21,100     26,187  -19.4
Pontiac Total             817     1,093   -28.2       4,316      5,465  -21.0
Saab Total              2,475     3,789   -37.3      12,028     14,307  -15.9
     GM Import Total    9,076    11,252   -22.6      37,444     45,959  -18.5
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            19,533    25,078   -25.2     101,378    111,408   -9.0
Cadillac Total         18,510    21,832   -18.6      87,355     92,156   -5.2
Chevrolet Total       209,108   235,746   -14.8     989,048  1,081,701   -8.6
GMC Total              42,809    50,733   -19.0     186,144    219,331  -15.1
HUMMER Total            4,737     2,964    53.4      27,134     10,614  155.6
Oldsmobile Total            0       306   ***.*          96      1,287  -92.5
Other-Isuzu Total       1,355     1,229     5.8       5,440      5,611   -3.0
Pontiac Total          30,728    34,218   -13.8     162,822    176,980   -8.0
Saab Total              3,030     3,836   -24.2      14,396     14,354    0.3
Saturn Total           15,347    17,255   -14.6      79,671     80,836   -1.4
     GM Total         345,157   393,197   -15.7   1,653,484  1,794,278   -7.8
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                  May                  January - May
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        24
-------------------------------------------------------------------------------
Rainier                 1,141     1,137    -3.7       7,161      5,595   28.0
Rendezvous              5,122     7,210   -31.8      23,423     27,114  -13.6
Terraza                   775     1,485   -49.9       5,339      6,195  -13.8
     Total Buick        7,038     9,832   -31.3      35,923     38,904   -7.7
-------------------------------------------------------------------------------
Escalade                3,546     2,272    49.8      15,800     11,421   38.3
Escalade ESV            1,369     1,216     8.1       3,256      5,346  -39.1
Escalade EXT              297       804   -64.5       1,666      3,334  -50.0
SRX                     2,108     1,744    16.0       9,227      9,756   -5.4
     Total Cadillac     7,320     6,036    16.4      29,949     29,857    0.3
-------------------------------------------------------------------------------
Astro                     127     1,852   -93.4         280     13,115  -97.9
C/K Suburban(Chevy)     7,186     7,835   -12.0      26,836     32,299  -16.9
Chevy C/T Series           25        22     9.1         125        104   20.2
Chevy W Series            306       270     8.8       1,220      1,133    7.7
Colorado                8,368    10,899   -26.3      36,208     56,147  -35.5
Equinox                10,233    12,118   -18.9      45,422     53,768  -15.5
Express Cutaway/G Cut   2,008     1,765     9.2       8,148      7,531    8.2
Express Panel/G Van     7,706     8,038    -8.0      35,673     34,924    2.1
Express/G Sportvan      1,945     2,442   -23.5       8,694     10,651  -18.4
HHR                     7,827         0   ***.*      42,487          0  ***.*
Kodiak 4/5 Series       1,215       973    19.9       5,610      4,470   25.5
Kodiak 6/7/8 Series       391       420   -10.6       1,707      1,738   -1.8
S/T Blazer                  2       539   -99.6          86      3,498  -97.5
S/T Pickup                  0        54   ***.*           4        139  -97.1
Tahoe                  13,218    13,422    -5.5      71,460     56,410   26.7
Tracker                     0        69   ***.*          11        428  -97.4
TrailBlazer            15,573    22,556   -33.7      71,751     87,847  -18.3
Uplander                4,881     7,031   -33.4      25,610     28,436   -9.9
Venture                    13       712   -98.2         148      4,713  -96.9
................................................................................
     Avalanche          3,336     4,834   -33.7      13,748     24,421  -43.7
     Silverado-C/K
      Pickup           55,316    60,473   -12.2     258,378    274,869   -6.0
Chevrolet Fullsize
  Pickups              58,652    65,307   -13.8     272,126    299,290   -9.1
................................................................................
     Chevrolet Total  139,676   156,324   -14.2     653,606    696,641   -6.2
-------------------------------------------------------------------------------
Canyon                  2,076     3,077   -35.2       8,625     14,830  -41.8
Envoy                   6,014     9,999   -42.3      29,613     40,715  -27.3
GMC C/T Series              9        23   -62.4          94         92    2.2
GMC W Series              490       492    -4.4       2,066      2,010    2.8
Safari (GMC)                4       530   -99.3          50      2,305  -97.8
Savana Panel/G Classic  1,676     2,140   -24.8       7,280      9,390  -22.5
Savana Special/G Cut    1,571     1,553    -2.9       6,604      8,037  -17.8
Savana/Rally              307       245    20.3       1,111      1,006   10.4
Sierra                 17,756    19,255   -11.5      80,957     87,210   -7.2
Sonoma                      0        15   ***.*           0         61  ***.*
Topkick 4/5 Series      2,342     2,369    -5.1       5,557      5,634   -1.4
Topkick 6/7/8 Series      613       711   -17.2       3,141      3,694  -15.0
Yukon                   6,142     6,148    -4.1      26,518     25,825    2.7
Yukon XL                3,809     4,176   -12.4      14,528     18,522  -21.6
     GMC Total         42,809    50,733   -19.0     186,144    219,331  -15.1
-------------------------------------------------------------------------------
HUMMER H1                  40        49   -21.6         138        153   -9.8
HUMMER H2               1,279     1,956   -37.2       6,996      9,502  -26.4
HUMMER H3               3,418       959   242.2      20,000        959  ***.*
     HUMMER Total       4,737     2,964    53.4      27,134     10,614  155.6
-------------------------------------------------------------------------------
Bravada                     0        69   ***.*          19        232  -91.8
Silhouette                  0        24   ***.*          10        116  -91.4
     Oldsmobile Total       0        93   ***.*          29        348  -91.7
-------------------------------------------------------------------------------
Other-Isuzu F Series      105        99     1.8         512        457   12.0
Other-Isuzu H Series       10        10    -4.0          58         14  314.3
Other-Isuzu N Series    1,240     1,120     6.3       4,870      5,140   -5.3
     Other-Isuzu Total  1,355     1,229     5.8       5,440      5,611   -3.0
-------------------------------------------------------------------------------
Aztek                      27       477   -94.6         256      2,939  -91.3
Montana                    23       370   -94.0         277      2,078  -86.7
Montana SV6             1,796     1,548    11.4      10,533      6,526   61.4
Torrent                 3,392         0   ***.*      17,432          0  ***.*
     Pontiac Total      5,238     2,395   110.0      28,498     11,543  146.9
-------------------------------------------------------------------------------
9-7X                      555        47   ***.*       2,368         47  ***.*
     Saab Total           555        47   ***.*       2,368         47  ***.*
-------------------------------------------------------------------------------
Relay                     460     1,330   -66.8       2,808      6,681  -58.0
VUE                     6,064     7,488   -22.3      36,120     31,081   16.2
     Saturn Total       6,524     8,818   -29.0      38,928     37,762    3.1
-------------------------------------------------------------------------------
     GM Total         215,252   238,471   -13.3   1,008,019  1,050,658   -4.1
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    213,625   236,866   -13.4   1,001,333  1,043,623   -4.1
-------------------------------------------------------------------------------
GM Import               1,627     1,605    -2.7       6,686      7,035   -5.0
-------------------------------------------------------------------------------
     GM Total         215,252   238,471   -13.3   1,008,019  1,050,658   -4.1
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------
GM Import                   0         0   ***.*           0          0  ***.*
-------------------------------------------------------------------------------
     GM Total         208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2006
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                                  May                  January - May
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             7,038     9,832   -31.3      35,923     38,904   -7.7
Cadillac Total          7,320     6,036    16.4      29,949     29,857    0.3
Chevrolet Total       139,464   156,137   -14.3     652,775    695,818   -6.2
GMC Total              42,434    50,344   -19.1     184,516    217,718  -15.3
HUMMER Total            4,737     2,964    53.4      27,134     10,614  155.6
Oldsmobile Total            0        93   ***.*          29        348  -91.7
Other-Isuzu Total         315       200    51.2       1,213      1,012   19.9
Pontiac Total           5,238     2,395   110.0      28,498     11,543  146.9
Saab Total                555        47   ***.*       2,368         47  ***.*
Saturn Total            6,524     8,818   -29.0      38,928     37,762    3.1
     GM North America
       Total*         213,625   236,866   -13.4   1,001,333  1,043,623   -4.1
-------------------------------------------------------------------------------
Chevrolet Total           212       187     8.8         831        823    1.0
GMC Total                 375       389    -7.5       1,628      1,613    0.9
Other-Isuzu Total       1,040     1,029    -3.0       4,227      4,599   -8.1
     GM Import Total    1,627     1,605    -2.7       6,686      7,035   -5.0
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             7,038     9,832   -31.3      35,923     38,904   -7.7
Cadillac Total          7,320     6,036    16.4      29,949     29,857    0.3
Chevrolet Total       137,739   154,639   -14.5     644,944    689,196   -6.4
GMC Total              39,355    47,138   -19.9     175,286    207,901  -15.7
HUMMER Total            4,737     2,964    53.4      27,134     10,614  155.6
Oldsmobile Total            0        93   ***.*          29        348  -91.7
Pontiac Total           5,238     2,395   110.0      28,498     11,543  146.9
Saab Total                555        47   ***.*       2,368         47  ***.*
Saturn Total            6,524     8,818   -29.0      38,928     37,762    3.1
     GM North America
       Total*         208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             7,038     9,832   -31.3      35,923     38,904   -7.7
Cadillac Total          7,320     6,036    16.4      29,949     29,857    0.3
Chevrolet Total       137,739   154,639   -14.5     644,944    689,196   -6.4
GMC Total              39,355    47,138   -19.9     175,286    207,901  -15.7
HUMMER Total            4,737     2,964    53.4      27,134     10,614  155.6
Oldsmobile Total            0        93   ***.*          29        348  -91.7
Pontiac Total           5,238     2,395   110.0      28,498     11,543  146.9
Saab Total                555        47   ***.*       2,368         47  ***.*
Saturn Total            6,524     8,818   -29.0      38,928     37,762    3.1
     GM Total         208,506   231,962   -13.7     983,059  1,026,172   -4.2
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 06/01/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q2 #       455   770   1,225    502       215     504      2,446    17   58       269
O/(U) prior
forecast:@ *     10    15      25      0         0       0         25     0   (4)        0
                ------------------    ---      ---     ---      -----

2006 Q3 #       400   650   1,050    372       217     516      2,155    12   42       257
O/(U) prior
forecast:@ *      0     0       0      0         0       0          0     0    0         0
                ------------------    ---      ---     ---      -----
===============================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580   634   1,214    538       138      51      1,941    18    9        NA
2nd Qtr.        638   726   1,364    491       165      64      2,084    13   16        NA
3rd Qtr.        574   664   1,238    373       146      74      1,832    11   15        NA
4th Qtr.        573   721   1,294    441       127      67      1,929     9   16        NA
              ----- -----   -----  -----       ---     ---      -----    --   --
    CY        2,365 2,745   5,110  1,842       575     256      7,786    51   56        NA

   2002
1st Qtr.        600   753   1,353    456       131      65      2,005    11   11        NA
2nd Qtr.        688   865   1,553    453       141      74      2,221    15   17        NA
3rd Qtr.        568   740   1,308    408       132      87      1,935    19   20        NA
4th Qtr.        602   824   1,426    453       157      81      2,117    14   25        NA
              ----- -----   -----  -----       ---     ---      -----    --   --
    CY        2,458 3,182   5,640  1,770       561     307      8,278    59   73        NA

   2003
1st Qtr.        591   860   1,451    491       127      77      2,146    19   24        NA
2nd Qtr.        543   837   1,380    488       128      90      2,086    19   24        NA
3rd Qtr.        492   753   1,245    393       135     120      1,893    20   17        NA
4th Qtr.        558   827   1,385    446       157     133      2,121    16   20        NA
              ----- -----   -----  -----       ---     ---      -----    --   --
    CY        2,184 3,277   5,461  1,818       547     420      8,246    74   85        NA

   2004
1st Qtr.        525   820   1,345    473       159     296      2,273    19   19       247
2nd Qtr.        543   846   1,389    503       172     337      2,401    18   48       284
3rd Qtr.        463   746   1,209    411       185     314      2,119    16   43       261
4th Qtr.        466   811   1,277    442       200     386      2,305    17   47       324
              ----- -----   -----  -----       ---   -----      -----    --  ---     -----
    CY        1,997 3,223   5,220  1,829       716   1,333      9,098    70  158     1,116

   2005
1st Qtr.        470   712   1,182    502       185     335      2,204    16   51       286
2nd Qtr.        458   789   1,247    501       195     398      2,341    17   49       337
3rd Qtr.        423   723   1,146    412       207     409      2,174    15   50       199
4th Qtr.        483   798   1,281    443       188     420      2,332    14   68       197
              ----- -----   -----  -----       ---   -----      -----    --  ---     -----
    CY        1,834 3,022   4,856  1,858       775   1,562      9,051    62  218     1,019

   2006
1st Qtr.        496   759   1,255    494       194     472      2,415    18   50       246
2nd Qtr. #      455   770   1,225    502       215     504      2,446    17   58       269
3rd Qtr. #      400   650   1,050    372       217     516      2,155    12   42       257
                ------------------   ---       ---     ---      -----

See notes on next page.


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  June 1, 2006                  By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)